PFM MULTI-MANAGER SERIES TRUST FIRST AMERICAN MULTI-MANAGER FIXED-INCOME FUND SUMMARY PROSPECTUS
January 28, 2025

Share Class	Ticker Symbol
Advisor	N/A
Institutional	FAFIX
R	N/A
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.firstamericanfunds.com/index/InvestmentSolutions/MMSTFunds/FixedIncome.html. You can also get this information at no cost by calling 1.800.527.5412. The Fund’s prospectus and statement of additional information, each dated January 28, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website or phone number noted above.

First American Multi-Manager Fixed-Income Fund
Investment Objective
The First American Multi-Manager Fixed-Income Fund (Fixed-Income Fund) seeks to maximize total return (capital appreciation and income) consistent with reasonable risk.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fixed-Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

	Advisor	Institutional	R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees(1)	None	None	None
Other Expenses(2)	0.09%	0.09%	0.09%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses(3)	0.53%	0.53%	0.53%

(1)	The maximum annual rates at which the distribution and/or servicing fees may be paid under the Advisor Class and Class R 12b-1 Plans (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares) is 0.25% and 0.50%, respectively; however, the Board of Trustees has determined not to authorize payment of a Rule 12b-1 plan fee at this time.
(2)	As of the date of this prospectus, Advisor and R class shares of the Fund have not commenced operations and expenses are based on Institutional Class expenses for the fiscal year ended September 30, 2024.
(3)	The Total Annual Fund Operating Expenses do not correlate to the “Ratios of Average Net Assets of Expenses, Prior to Expenses Waived/Reimbursed/Recouped” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (including exchange traded funds).
Example. This Example is intended to help you compare the costs of investing in the Fixed-Income Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fixed-Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fixed-Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$54	$170	$296	$665
Institutional Shares	$54	$170	$296	$665
Class R Shares	$54	$170	$296	$665
1 First American Multi-Manager Fixed-Income Fund

Portfolio Turnover
The Fixed-Income Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fixed-Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fixed-Income Fund’s performance. During the most recent fiscal year, the Fixed Income Fund’s portfolio turnover rate was 103% of the average value of its portfolio.
Principal Investment Strategies
The Fixed-Income Fund seeks capital appreciation and current income in its attempt to maximize total return. In doing so, the Fixed-Income Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in bonds and other fixed-income securities, and in derivatives and other instruments that have economic characteristics similar to such securities, and in ETFs and other registered investment companies investing in fixed income securities. These may include:
•Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;
•Obligations of state, local and foreign governments;
•Obligations of domestic and foreign banks, corporations and other institutions;
•Mortgage- and other asset-backed securities, including collateralized loan obligations (CLOs); and
•Stripped securities evidencing ownership of future interest or principal payments on debt obligations.
•Bank loans, loan participations, assignments and notes.
The Fixed-Income Fund primarily invests in investment grade debt obligations or those of comparable quality as determined by the Adviser or the Fixed-Income Fund’s investment sub-advisers but may invest up to 40% of its net assets in obligations that are rated below-investment grade (which may include, among other investments, securities commonly referred to as “junk bonds”). A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by Standard & Poor's Financial Services LLC or Fitch Ratings, Baa3 or higher by Moody's Investors Service, or BBB (low) or higher by DBRS Morningstar. A security is considered non-investment grade if it does not meet the criteria listed above. Securities of non-investment-grade quality are speculative in nature.
The Fixed-Income Fund expects to maintain an average duration, under normal circumstances, of not more than eight years. Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%.
The Fixed-Income Fund may invest in securities of issuers located in foreign markets; including emerging markets.
The Fixed-Income Fund utilizes a “multi-manager” approach whereby U.S. Bancorp Asset Management, Inc. (Adviser) may allocate all or a portion of the Fixed-Income Fund’s assets to one or more unaffiliated sub-advisers. Each sub-adviser acts independently from the other sub-advisers and utilizes its own distinct investment style in selecting securities and managing the portion of the Fixed-Income Fund’s assets to which the sub-adviser has been allocated. Each sub-adviser manages its portion of the Fixed-Income Fund’s assets in a manner consistent with the Fixed-Income Fund’s investment objective, strategies and restrictions. The Adviser has overall responsibility for the Fixed-Income Fund’s investments, and for selecting and overseeing the Fixed-Income Fund’s sub-advisers. Not all of the sub-advisers listed for the Fixed-Income Fund may be actively managing assets for the Fixed-Income Fund at all times. The Adviser also has discretion to manage directly all or a portion of the Fixed-Income Fund. The principal investment strategies employed by the Fixed-Income Fund include the following:
•Core Fixed-Income. The core fixed-income strategies invest in a broad range of investment-grade bonds and fixed-income securities, including U.S. government securities, corporate bonds, taxable municipal securities, and mortgage-backed or other asset-backed securities. The strategy may also invest in a limited amount of non-investment grade securities and distressed securities. The core fixed-income strategy seeks to invest primarily in securities the sub-adviser(s) considers undervalued. The core fixed-income strategies are constructed through using fundamental research to analyze economic trends and other market events. The Fixed-Income Fund expects to allocate between 30% and 75% of its assets in core fixed-income strategies.
2 First American Multi-Manager Fixed-Income Fund

•Investment Grade Credit. The investment grade credit strategies invest in U.S. and, to a limited extent, non-U.S. investment grade bonds and securities of U.S. and non-U.S. corporations and other institutions. The investment grade credit strategies are constructed using a bottom-up investment approach. The sub-adviser(s) may from time to time invest up to 5% of the assets allocated to the strategy in high yield securities. The investment grade credit strategies are constructed using fundamental research to analyze economic trends and other market events. The Fixed-Income Fund expects to allocate up to 30% of its assets to investment grade credit strategies.
•High Yield. The high yield strategies invest in U.S. and non-U.S. fixed income instruments rated below investment grade. The Fixed-Income Fund expects to allocate up to 30% of its assets to high yield strategies.
•Structured Fixed-Income. The structured fixed-income strategies invest in high quality structured fixed-income securities, with a particular focus on asset-backed securities backed by assets other than real estate (also known as non-traditional asset-backed securities). The structured fixed-income strategy may also invest a limited amount in commercial mortgage-backed securities, agency-backed securities, and corporate and municipal debt instruments that are secured by tangible asset collateral or revenue streams. The structured fixed-income strategies are constructed using either a bottom-up investment approach or a quantitative framework to assess valuation and long-term return potential. The Fixed-Income Fund expects to allocate up to 30% of its assets to structured fixed-income strategies.
•Passive Allocation. The Fixed Income Fund may strategically allocate up to 80% of its assets to passively managed strategies tracking the U.S. bond markets or to actively managed mutual funds that provide exposure to U.S. and global fixed income securities, including high yield securities. Generally, the Adviser expects to use ETFs, such as those tracking the Bloomberg US Aggregate Bond Index, or mutual funds to implement these strategies. At times, the Fixed Income Fund may invest a significant portion of its assets in one ETF or mutual fund. From time to time, the Adviser may also make tactical allocations to over-weight or under-weight certain segments of the fixed income market in an attempt to outperform it. The Adviser may use ETFs, mutual funds, securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of the market based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing.
When determining the allocations and reallocations to a sub-adviser or to a passively managed strategy, the Adviser employs a strategic and tactical management approach, and considers a variety of factors, including but not limited to its own views of the economy and markets, the sub-adviser’s investment approach and outlook, relative value and risk, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Adviser seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fixed-Income Fund.
In managing the Fund’s assets, certain of the Fixed-Income Fund’s sub-advisers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the sub-adviser develops views on economic policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the sub-adviser’s bottom-up research which informs security selection. In its bottom-up research, the sub-adviser develops an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The sub-adviser may also consider factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The sub-adviser may also invest in a security based upon the expected total return rather than the yield of such security.
The Fixed-Income Fund can invest in derivative instruments, including futures contracts and forward foreign currency contracts. The Fixed-Income Fund can use uninvested cash to purchase futures contracts to gain exposure to equity markets. The Fixed-Income Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fixed-Income Fund may sell futures contracts to facilitate implementation of the overall investment approach, such as to help manage duration positioning and yield curve exposure. The Fixed-Income Fund may also purchase or sell securities on a forward commitment basis. Forward commitments also include “to be announced” (TBA) securities.
The Fixed-Income Fund may seek to implement its investment strategy through investments in ETFs and other registered investment companies instead of direct investments.
The Fund may invest up to 20% of its assets in derivatives.
3 First American Multi-Manager Fixed-Income Fund

The Fixed-Income Fund’s investment sub-advisers may engage in active trading and will not consider portfolio turnover a limiting factor in making decisions for the Fund.
Principal Investment Risks
As with any investment, you could lose all or part of your investment in the Fixed-Income Fund, and the Fixed-Income Fund’s performance could trail that of other investments. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fixed-Income Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. The Fixed-Income Fund is subject to the principal risks noted below, any of which may adversely affect the Fixed-Income Fund’s net asset value (NAV), yield, total return and ability to meet its investment objective.
Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of the Fixed-Income Fund’s NAV to decline, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Fixed-Income Securities Risk is the risk that the values of debt securities may increase or decrease, and includes counterparty risk, interest rate, debt extension, prepayment, liquidity, and credit (or default) risks. Counterparty risk is that the issuer or guarantor of a fixed-income security may be unwilling or unable to make timely payments of interest or principal or otherwise honor its obligations. Interest rate risk is that during periods of rising interest rates, the Fixed-Income Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fixed-Income Fund’s yield (and the market value of its securities) will tend to be higher. During periods of falling interest rates, the income received by the Fixed-Income Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Debt extension risk is that to the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply, and the Fixed-Income Fund will suffer from the inability to invest in higher yielding securities. Prepayment risk is that if the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Liquidity risk is that an economic downturn or period of rising interest rates could adversely affect the markets for fixed-income securities and reduce the Fixed-Income Fund’s ability to sell them. Credit (or default) risk is the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fixed-Income Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fixed-Income Fund could have a similar effect.
Management Risk is the risk that a strategy used by the Adviser and the Fixed-Income Fund’s sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the Advisor and the sub-advisers may cause unintended results.
Multi-Manager Risk is the risk that the sub-advisers’ investment styles may not always be complementary and the sub-advisers may make decisions that conflict with each other, which could affect the performance of the Fixed-Income Fund. The Fixed-Income Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating the Fixed-Income Fund’s assets to the sub-advisers and to direct investments. The Fixed-Income Fund’s value could decline as a result of less than optimal or poor asset allocation decisions. Moreover, the Fixed-Income Fund’s multi-manager approach may result in the Fixed-Income Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fixed-Income Fund’s performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fixed-Income Fund.
Mortgage- and Asset-Backed Securities Risk includes various risks, including prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fixed-Income Fund reinvesting these early payments at lower interest rates, thereby reducing the Fixed-Income Fund's income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fixed-Income Fund.
CLO Risk is the risk that collateralized loan obligations (CLOs) are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also
4 First American Multi-Manager Fixed-Income Fund

lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fixed-Income Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
High-Yield Risk is the risk that the Fixed-Income Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fixed-Income Fund’s return and net asset value. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.
Cybersecurity Risk is the risk that the Fund may be subject to operational and informational security risks resulting from breaches in cybersecurity of the Fund, the Fund’s affiliates or service providers. A cybersecurity breach at an issuer of securities in which the Fund invests may cause such securities to lose value.
Derivative Investment Risk is the risk that the use of derivative investments may result in the Fixed-Income Fund sustaining a loss. The value of a derivative instrument depends largely on the value of the underlying reference asset. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that a counterparty to a derivative contract may be unable or unwilling to meet its financial obligations. Derivatives involve costs and can create leverage in the Fixed-Income Fund’s portfolio, which may result in significant volatility and cause the Fixed-Income Fund to lose more than the amount it invested or the anticipated value of the underlying asset. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fixed-Income Fund, potentially resulting in losses to Fixed-Income Fund shareholders. Derivatives may be less liquid than more traditional investments and the Fixed-Income Fund may be unable to sell or close out its derivative positions at a desirable time or price. Derivatives also may be harder to value, less tax efficient and subject to changing government regulation that could impact the Fixed-Income Fund’s ability to use certain derivatives or increase their cost. Derivative strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure may not provide the expected benefits, particularly during adverse market conditions. When the Fixed-Income Fund uses certain derivatives, it will be required to provide margin and/or pledge collateral in a manner that satisfies contractual undertakings, which could limit the Fixed-Income Fund’s ability to pursue other opportunities as they arise or require the Fixed-Income Fund to liquidate portfolio securities in order to satisfy margin requirements. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk.
Defaulted/Distressed Securities Risk is the risk that distressed securities may not produce income while they are outstanding and may require the Fixed-Income Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Municipal Securities Risk generally depends on the financial and credit status of a municipal issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fixed-Income Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
Forward Commitment, When-Issued, and Delayed Delivery Risk is the risk that such transactions subject the Fixed-Income Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fixed-Income Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fixed-Income Fund because the Fixed-Income Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fixed-Income Fund’s overall investment exposure and, as a result, its volatility.
TBA Transactions Risk is the risk of loss if the securities received are less favorable than what was anticipated by the Fixed-Income Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities.
Rule 144A Securities Risk is the risk that the Fund may purchase securities that are not registered under the 1933 Act, but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities). A Rule 144A Security may be less liquid than their registered counterparts. Therefore, such investments may be required to be held for a lengthy period of time or, if the Fund were forced to liquidate its positions in Rule 144A Securities, such liquidation may be taken at a substantial discount to the underlying value or result in the entire loss of the value of such investment.
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Illiquid Investments Risk is the risk that because illiquid investments may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. Investments acquired by the Fixed-Income Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.
Sovereign Debt Risk refers to the risk that investments in sovereign debt securities (or foreign government debt securities) involves certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
Liquidity Risk is the risk that the Fixed-Income Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk may be caused by unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, and the Fixed-Income Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on the Fixed-Income Fund’s performance.
Quantitative Strategies and Trading Risk is the risk that the Adviser/sub-adviser(s) use quantitative models that rely on patterns inferred from historical prices and other financial and economic data in evaluating prospective investments, making predictions, and in implementing their strategies. Changes in underlying market conditions and unanticipated events can significantly impact the performance of those models. The Adviser/sub-adviser(s) apply judgment in the implementation of their models, which may improve or detract from results. It is also possible that errors in incorporating and processing the historical prices and other financial and economic data could occur. As market dynamics shift over time, quantitative models may become outdated. Mispricing, even if correctly identified, may not be corrected by the market within a time frame over which it is feasible for any given portfolio to maintain a position. Any of the foregoing factors could give rise to material losses or result in the failure to achieve the Fund’s investment objective.
Foreign Investments Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fixed Income Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial reporting standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments also may suspend or impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fixed-Income Fund’s investments to decline.
Emerging Markets Risk is the risk that in addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, market disruption, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets. Because of the foregoing factors, the Fund's investments in emerging market countries may be subject to greater price volatility and illiquidity than investments in developed markets.
Foreign Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fixed-Income Fund’s investments and its returns. Because the Fixed-Income Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fixed-Income Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fixed-Income Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Valuation Risk is the risk that the sale price the Fixed-Income Fund could receive for a portfolio security may differ from the Fixed-Income Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fixed-Income Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fixed-Income Fund’s shares.
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Investment Company/ETF Risk is the risk that shareholders in the Fixed-Income Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fixed-Income Fund’s direct fees and expenses, which may involve duplication of management fees and certain other expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Fixed-Income Fund. In addition, investments in other investment companies are subject to the risks associated with the underlying assets held by the investment companies, and investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.
Corporate Debt Securities Risk. The possibility that the issuer of a debt security held by the Fixed-Income Fund is unable to meet its principal and interest payment obligations. The further possibility that corporate debt securities held by the Fixed-Income Fund may experience increased price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
Portfolio Turnover Risk is the risk that high portfolio turnover may lead to increased Fixed-Income Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders at ordinary income tax rates.
U.S. Government Securities Risk is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored entities if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fixed-Income Fund may not be backed by the full faith and credit of the U.S. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
Performance
The following performance information provides some indication of the risks of investing in the Fixed-Income Fund. The bar chart below shows the annual total returns of the Fixed-Income Fund’s Institutional Class shares for the period indicated. The table below shows the average annual total returns, both before and after taxes, and how the Fixed Income Fund’s Institutional Class performance compares to that of a broad-based securities market index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. Past performance, before and after taxes, is not necessarily an indication of how the Fixed-Income Fund will perform in the future. Updated performance information for the Fixed-Income Fund is available toll free by calling 1-800-527-5412 or by visiting our website at www.firstamericanfunds.com.
Advisor Class and Class R shares have not commenced operations as of the date of this prospectus and therefore the returns shown below are for Institutional Class shares. Advisor Class and Class R shares would have substantially similar annual returns to Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
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Fixed-Income Fund - Institutional Class
Annual Total Returns as of December 31, 2024

10%
5%
0%
-5%
-10%
-15%
1.31%
9.56%
7.86%
-0.85%
-13.06%
6.70%
2.57%
2018
2019
2020
2021
2022
2023
2024

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	6.56%	4Q/2023
Lowest Return	-5.81%	2Q/2022

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Total Returns for the periods ended December 31, 2024

Fixed Income Fund	1 Year	5 Years	Since Inception December 29, 2017
Institutional Class
Return Before Taxes Based on NAV	2.57%	0.35%	1.75%
Return After Taxes on Distributions	0.77%	(1.17)%	0.28%
Return After Taxes on Distributions and Sale of Fund Shares	1.51%	(0.33)%	0.75%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	0.97%
8 First American Multi-Manager Fixed-Income Fund

Management

Investment Adviser	Portfolio Managers	Managed the International Equity Fund Since:

U.S. Bancorp Asset Management, Inc.	John Spagnola is a Managing Director of the Adviser and a member of USBAM’s Outsourced Chief Investment Officer (OCIO) Investment Committee.	2017
	Surya Pisapati, CFA is a Portfolio Strategist for the Adviser and a member of USBAM’s OCIO Investment Committee.	2017
	Kenneth Schiebel, CFA is a Managing Director of the Adviser, USBAM’s Chief Investment Officer, Public Sector Management and OCIO Strategies and serves as current Chairman of USBAM's OCIO Investment Committee.	2017
	Patrick Mahoney is a Managing Director of the Adviser, Head of OCIO Investments and a member of USBAM’s OCIO Investment Committee.	2023
	James Palmer, CFA is a Managing Director of the Adviser, USBAM’s Chief Investment Officer, Money Market Fund Management and Corporate Fixed Income Strategies and a member of USBAM’s OCIO Investment Committee.	2024

Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:

Brown Brothers Harriman & Co.	Neil Hohmann, PhD is a Principal and Head of Structured Products.	2017
	Andrew Hofer is a Principal and the Head of Taxable Portfolio Management. Chris Ling is a Managing Director and the Head Structured Trader.	2017 2020

Penn Mutual Asset Management, LLC	Mark Heppenstall, CFA is President and Chief Investment Officer.	2024
	Zhiwei Ren, CFA is a Managing Director and Portfolio Manager.	2024
	Greg Zappin, CFA is a Managing Director and Portfolio Manager.	2024

PineBridge Investments LLC	Robert A. Vanden Assem, CFA is a Managing Director and Head of Developed Markets Investment Grade Fixed Income.	2017
	Dana G. Burns is a Managing Director and Senior Portfolio Manager.	2017

PGIM, Inc.	Richard Piccirillo is a Managing Director and Senior Portfolio Manager.	2017
	Gregory Peters is a Managing Director, Co- Chief Investment Officer of PGIM Fixed Income and Senior Portfolio Manager.	2017
	Matthew Angelucci, CFA is a Principal and Portfolio Manager	2024
	Tyler Thorn is a Principal and Portfolio Manager.	2024

Teachers Advisors, LLC	Stephen M. Liberatore, CFA is a Managing Director and Fixed-Income Portfolio Manager.	2017
Not all of these sub-advisers may manage assets of the Fixed-Income Fund at all times.
9 First American Multi-Manager Fixed-Income Fund

Buying and Selling Fund Shares
You may purchase or sell (redeem) shares by making a request of the Fixed-Income Fund in writing to PFM Multi-Manager Series Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53202-0701, or by telephone at 1-800-527-5412. You may also purchase or redeem shares by contacting your broker-dealer or other financial intermediary.
The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Advisor Class	Institutional Class	Class R
Minimum Initial Investment	$25,000	$1,000,000	$1,000

Minimum Additional Investment	$0	$0	$0
Tax Information
The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
10 First American Multi-Manager Fixed-Income Fund